

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2014

Investment Strategy
The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors
- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

Geographic Diversification


52.39% Domestic
39.41% International
8.20% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Industry Diversification

Information Technology	25.9%
Financials	20.1%
Energy	14.2%
Telecommunications	11.1%
Consumer Discretionary	6.1%
Health Care	4.4%
Materials	3.9%
Industrials	3.2%
Consumer Staples	2.9%
Cash	8.2%

Top 10 Holdings

Apple Computer, Inc.	5.31%
Baidu ADR	4.90%
Mastercard, Inc.	4.80%
BNP Paribas ADR	4.60%
Teva Pharmaceutical	4.44%
Bank of America Corp.	4.21%
Citigroup, Inc.	4.00%
CF Industries	3.87%
Google Inc.	3.86%
American International Group	3.71%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	27
2013 PortfolioTurnover	32.54%
Net Assets (millions)	$20.22
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns[2]


Mundoval Fund
MSCI World Index
24.25%
19.07%
12.49%
10.22%
19.46%
18.27%
5.14%
3.66%
7.70%
7.24%
1 Year
3 Years
5 Years
7 Years
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]


$20,335
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2004
2006
2007
2009
2010
2012
2013

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $20,335 on 3/31/14. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

Quarterly Commentary: 1Q14

Portfolio Review:

The Mundoval Fund returned -1.91% in the first quarter versus 1.26% for the MSCI World Index during the same period. Since inception of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.70% versus 7.24% for the MSCI World Index.

Positive factors impacting performance for the fund during the quarter included Teva Pharmaceuticals, CF Industries, Bank of America and Telekom Indonesia. Negative factors impacting performance for the Fund during the quarter included shares of Emerging Market companies CNOOC, Ltd., American Movil, Baidu and China Mobile.

During the quarter we reduced our allocation to the financial sector by selling shares of ING Group, Aegon NV and Mitsubishi UFJ Financial after reaching prices that we believed reflected their intrinsic values. Three new businesses were purchased for the fund during the quarter. **Coach, Inc.**, is a leading global designer and marketer of high-quality accessories for men and women. **Gazprom** is a Russia-based company engaged in the operation of gas pipeline systems and gas supply to European countries. **Petrobras** is a Brazil-based integrated oil and gas company engaged in exploration & production, refining, transportation and marketing of oil and natural gas.

Manager Commentary:

The Telecommunications sector represents approximately 11% of Fund assets as of March 31, 2014. We continue to look favorably upon the prospects for these businesses that represent approximately 1.4 billion wireless telecom subscribers in Asia, Africa, Latin America and the Middle East.

As the leading mobile telecom services provider in mainland China & Hong Kong, **China Mobile Ltd.** operates the world's largest mobile network and customer base. The company maintains 60% market share with 775 million wireless subscribers as of 2013. **America Movil** is the leading wireless services provider in Latin America with operations in 18 countries in the Americas with a combined population of 852 million people. With approximately 275 million mobile subscribers, America Movil is the fifth largest mobile telecom business in the world. **MTN Group** is a leading emerging markets mobile operator connecting more than 204 million people in 22 countries across Africa and the Middle East. With large customer bases in South Africa, Nigeria and Iran, MTN Group is expected to grow its subscriber base by more than 8% or 16 million new subscribers in 2014. With more than 135 million wireless subscribers, **Telekom Indonesia** provides telecommunications services to the fourth largest population in the world. While internet penetration in Indonesia is still relatively low compared to peer countries, the population is becoming increasingly exposed due to increased usage of smart phones, tablets and other internet enabled mobile devices.

All of these businesses are well capitalized, have demonstrated consistent and growing profitability, along with the ability to return capital to shareholders via the payment of attractive dividend yields and share repurchases.
Thank you for your continued confidence and support.

Sincerely yours,
Arthur Q. Johnson, CFA

Average Annual Total Returns as of March 31, 2014

	1Q 2014 (Non-Annualized)	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	-1.91%	24.25%	12.49%	19.46%	5.14%	7.70%
MSCI World Index	1.26%	19.07%	10.22%	18.27%	3.66%	7.24%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.